Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Fri Oct 28 2022 14:09:09 GMT-0400 (Eastern Daylight Time)

3rd Quarter, 2022

July 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.59	20.17	11.39	56.85

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and started to be incrementally rolled out to customers during this quarter.

July 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.11	22.60	9.64	56.65

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and started to be incrementally rolled out to customers during this quarter.

July 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.22	29.28	48.25	22.26

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

August 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.10	20.79	11.11	57.00

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and started to be incrementally rolled out to customers during this quarter.

August 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.97	24.18	9.13	54.72

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and started to be incrementally rolled out to customers during this quarter.

August 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.06	31.87	47.90	20.17

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

September 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	10.45	23.81	11.04	54.70

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and started to be incrementally rolled out to customers during this quarter.

September 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	10.82	23.68	9.51	55.99

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution) and, therefore, to be outside the scope of this report: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups Reward (weekly roundups and bonus) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (v) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and started to be incrementally rolled out to customers during this quarter.

September 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.03	32.54	46.87	20.55

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Robinhood Securities, LLC	100.00	100.00	100.00	100.00	100.00	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000

Material Aspects:

Robinhood Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/crfn/